UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2024

Mediaco Holding Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

395 HUDSON ST, FLOOR 7
NEW YORK, New York 10014
(Address of principal executive offices, including zip code)

(212) 229-9797
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 20, 2024, MediaCo Holding Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Q2 2024 Form 10-Q”), as described more fully in the Company’s Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024. The Listing Rule requires Nasdaq-listed companies to timely file all required periodic reports with the SEC.
The Notice indicates that the Company has until October 21, 2024 to submit a plan to regain compliance with the Listing Rule with respect to the delinquent filing, and indicates that any additional Nasdaq Staff exception to allow the Company to regain compliance with the delinquent filing will be limited to a maximum of 180 calendar days from the due date of the Q2 2024 Form 10-Q (as extended pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended), or February 17, 2025. The Company intends to submit a compliance plan to Nasdaq and take the necessary steps to regain compliance with the Listing Rule as soon as practicable.
The filing of the Q2 2024 Form 10-Q was delayed due to the matters described in the Form 12b-25. While the Company can provide no assurances as to timing, the Company will continue to work diligently to complete and file the delayed report as soon as practicable.
The Notice has no immediate effect on the listing of MediaCo’s Class A common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “MDIA” at this time.
Item 7.01                                        Regulation FD Disclosure.
On August __, 2024, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and it is intended that all forward-looking statements will be subject to the safe harbor protections created thereby. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including without limitation statements relating to MediaCo’s plans and expectations about the completion and filing of its delayed SEC report, its submission of a plan to regain compliance with respect to the Listing Rule and the timing and outcome thereof, contained in this Current Report on Form 8-K or any documents referred to herein are forward-looking statements. Words such as “believe,” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following  the potential impact of consummation of the transaction on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined company will not realize estimated cost savings; risks associated with the exercise of the option to acquire the broadcast assets of Estrella Broadcasting at a future date, failure to realize anticipated benefits of the combined operations; unexpected costs, charges or expenses resulting from the transaction; and potential litigation relating to the transaction. These and other important factors discussed under the caption “Risk Factors” in MediaCo’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, as may be updated from time to time in other filings MediaCo makes with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.
These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.
Item 9.01                                        Financial Statements and Exhibits.
(d) Exhibits.
Exhibit	Description
99.1	Press Release dated August 20, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date: August 20, 2024	By:	/s/ Ann C. Beemish
Ann C. Beemish Chief Financial Officer